UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 21, 2008

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 21, 2008, Vital Images, Inc. entered into agreements with Michael H. Carrel as president and chief executive officer and Peter J. Goepfrich as chief financial officer.  The material terms of Mr. Carrel’s agreement are set forth in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.  The material terms of Mr. Goepfrich’s agreement are set forth in Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by this reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Summary of Carrel Agreement.
99.2	Summary of Goepfrich Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: January 22, 2008.
	By	/s/ Peter J. Goepfrich
Peter J. Goepfrich
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

99.1	Summary of Carrel Agreement.
99.2	Summary of Goepfrich Agreement.